UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 9, 2006

MILLENNIUM PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28494	04-3177038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Landsdowne Street
Cambridge, Massachusetts 02139	02421
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 679-7000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On November 9, 2006, Millennium Pharmaceuticals, Inc. (“Millennium”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. (the “Underwriters”) to issue and sell $225.0 million aggregate principal amount of 2.25% Convertible Senior Notes due November 15, 2011 (the “Notes”) in a public offering pursuant to a Registration Statement on Form S-3 (File No. 333-138537) (the “Registration Statement”) and a related prospectus (the “Prospectus”) filed with the Securities and Exchange Commission.  In addition, Millennium granted the Underwriters an option exercisable for 30 days from the date of the Prospectus to purchase, at the public offering price less underwriting discounts, up to an additional $25.0 million aggregate principal amount of Notes, solely to cover over-allotments.  On November 10, 2006, the Underwriters exercised this option in full.  Millennium estimates that the net proceeds from the offering will be approximately $242.0 million, after deducting underwriting discounts and estimated offering expenses.  The Notes are to be issued pursuant to an indenture to be entered into between Millennium and U.S. Bank National Association, as trustee.  The Underwriting Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K, and Millennium refers you to such exhibit for the complete terms of the agreement. The complete terms of the Underwriting Agreement are incorporated herein by reference.

Item 8.01.              Other Events.

On November 9, 2006, Millennium announced the pricing of the Notes.  The full text of the press release issued in connection with the announcement is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Millennium, has issued an opinion with respect to the Notes and the shares of Millennium’s common stock issuable upon conversion thereof pursuant to the Underwriting Agreement and the Registration Statement.  A copy of such opinion, including the consent included therein, is attached to this Current Report on Form 8-K as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2006	MILLENNIUM PHARMACEUTICALS, INC.

	By:	/s/ Marsha H. Fanucci
Marsha H. Fanucci
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)

99.1	Underwriting Agreement, dated November 9, 2006, among Millennium Pharmaceuticals, Inc. and the Underwriters named therein relating to the 2.25% Convertible Senior Notes due November 15, 2011

99.2	Press release of Millennium Pharmaceuticals, Inc., dated November 9, 2006